                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT (this  "AGREEMENT"),  dated as of July
3,  2003,  by and among  Datatec  Systems,  Inc.,  a Delaware  corporation  (the
"COMPANY"), and the undersigned Investors (each, an "INVESTOR" and collectively, the "INVESTORS").

            WHEREAS:

            A. In connection  with the Note Purchase  Agreement by and among the parties hereto of even date herewith (the "PURCHASE AGREEMENT"), the Company has agreed,  upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Investors (i) Subordinated  Secured  Convertible  Notes
(the "NOTES")  convertible into shares of the Company's common stock, $0.001 par value per share (the "COMMON  STOCK") (as issued upon  conversion  of the Notes, the "CONVERSION  SHARES"),  and (ii) warrants ("WARRANTS") to purchase shares of
Common Stock (as issued upon exercise of the Warrants, the "WARRANT SHARES");

            B. To induce the  Investors  to execute  and  deliver  the  Purchase
Agreement,  the Company has agreed to provide certain  registration rights under the  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

            NOW,  THEREFORE,  in  consideration  of the  premises and the mutual covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Company and the
Investors hereby agree as follows.

            1. DEFINITIONS.

               As used in this  Agreement,  the  following  terms shall have the following meanings:

               a.  "INVESTOR"  means an Investor,  any  permitted  transferee or assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the  provisions  of this  Agreement in  accordance with  Section 9 of this  Agreement  and any  permitted  transferee  or  assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement.

               b. "PERSON" means a corporation,  a limited liability company, an association,  a partnership,  an  organization,  a business,  an  individual,  a governmental or political subdivision thereof or a governmental agency.

               c.  "REGISTER,"  "REGISTERED,"  and  "REGISTRATION"  refer  to  a
registration   effected  by  preparing  and  filing  one  or  more  Registration
Statements  (as defined  below) in compliance  with the 1933 Act and pursuant to
Rule 415  under  the 1933  Act or any  successor  rule  providing  for  offering securities on a continuous  basis ("RULE 415"),  and the declaration or ordering of  effectiveness  of  such  Registration  Statement(s)  by  the  United  States
Securities and Exchange Commission (the "SEC").

               d. "REGISTRABLE  SECURITIES" means (i) the Common Stock issued or
issuable  under  the  Notes  and  the  Warrants,  respectively,   including  the
Conversion  Shares and the Warrant Shares,  and (ii) any shares of capital stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization,  anti-dilution adjustment, exchange or similar event or otherwise,  without regard to any limitation on conversion of the Notes or exercise of the Warrants.

               e.  "REGISTRATION  STATEMENT"  means a registration  statement or registration statements of the Company filed under the 1933 Act.

            2. REGISTRATION.

               a. MANDATORY  REGISTRATION.  The Company shall  prepare,  and, as soon as  practicable,  but in no event  later  than  thirty  (30) days after the
Closing  Date (as defined in the  Purchase  Agreement)  (the  "SCHEDULED  FILING
DATE"), file with the SEC a separate Registration Statement on Form S-3 covering the resale of all of the  Registrable  Securities  issued and  issuable.  In the event that Form S-3 is unavailable for such registration,  the Company shall use such other form as is available for such registration, subject to the provisions of Section 2.e of this Agreement.  The Registration  Statement prepared pursuant hereto shall  register for resale that number of shares of Common Stock equal to
150% of the number of Registrable  Securities,  both issued and issuable,  as of the  date  (the  "ACTUAL  FILING  DATE")  immediately  preceding  the  date  the
Registration Statement is initially filed with the SEC, assuming for the purpose of determining  such number of issuable  Registrable  Securities that all of the
Notes were  converted in full at the Mandatory  Conversion  Price (as defined in the Notes) in effect on the Actual Filing Date and that all of the Warrants were exercised in full (without  giving effect to any  limitations on such conversion or exercise  that  otherwise  apply) . The Company shall use its best efforts to have  the  Registration  Statement  declared  effective  by the  SEC as  soon as practicable,  but in no event later than sixty (60) days after the Closing  Date if the SEC  conducts no review of such  Registration  Statement  and one hundred twenty  (120) days after the Closing  Date if the SEC  conducts a review of such
Registration Statement (as applicable, the "SCHEDULED EFFECTIVE DATE"). The date on  which  such  Registration  Statement  is  declared  effective  by the SEC is referred to herein as the "ACTUAL EFFECTIVE DATE".

               b.  PIGGY-BACK  REGISTRATIONS.  If  at  any  time  prior  to  the expiration  of the  Registration  Period (as  hereinafter  defined)  the Company proposes  to  file  with  the  SEC  a  Registration  Statement  relating  to  an underwritten  offering  for its own account or the  account of others  under the
1933 Act of any of its securities  (other than a Registration  Statement on Form
S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection  with any  acquisition  of any entity or business or equity  securities  issuable in connection  with stock option or other  employee benefit plans),  the Company shall promptly send to each Investor written notice of  the  Company's  intention  to  file a  Registration  Statement  and of  such
Investor's  rights under this Section 2.b and, if within  twenty (20) days after receipt of such notice,  such Investor shall so request in writing,  the Company shall include in such Registration  Statement all of the Registrable  Securities
such Investor  requests to be registered  for resale,  subject to the priorities set forth in this Section 2.b below.  No right to  registration  of  Registrable
Securities  under this Section 2.b shall be construed to limit any  registration required  under Section 2.a. The  obligations  of the Company under this Section
2.b may be waived by Investors holding a majority of the Registrable Securities.
To the extent that such Registration Statement has been filed in connection with an  underwritten  offering,  each  Investor  whose  Registrable  Securities  are included in such Registration Statement shall, unless otherwise agreed to by the
Company,  offer  and  sell  such  Registrable  Securities  in such  underwritten offering  using  the  same  underwriter  or  underwriters  and,  subject  to the provisions of this  Agreement,  on the same terms and conditions as other shares of  Common  Stock  included  in  such  underwritten  offering.  If the  managing underwriter(s)  advise the Company,  in writing,  that in their  reasonable good faith  opinion,  marketing or other  factors  dictate  that a limitation  on the number of  shares of Common  Stock  which may be  included  in the  Registration
Statement is  necessary  to  facilitate  and not  adversely  affect the proposed offering, then the Company shall include in such registration:

               (1) first,  all securities  the Company  proposes to sell for its own account;

               (2) second,  up to the full number of  securities  proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights; and

               (3) third,  the  securities  requested  to be  registered  by the
Investors  and other  holders  of  securities  entitled  to  participate  in the registration,  as of the date  hereof,  drawn  from  them pro rata  based on the number  each  has  requested  to be  included  in such  Registration  Statement;
provided,  however,  that the Investors agree, at all times prior to November 3,
2003, to subordinate  their rights to include their shares  pursuant to this 2.b to the  right  of Cisco to  include  a  minimum  of 30% of the  shares  they are entitled to include and so request to include in the Registration Statement.

               c.  ALLOCATION OF REGISTRABLE  SECURITIES.  The initial number of
Registrable  Securities included in the Registration Statement and each increase in the number of Registrable  Securities included therein shall be allocated pro rata among the Investors  based on the number of Registrable  Securities held by each  Investor at the time the  Registration  Statement  covering such number of
Registrable  Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise  transfers any of such  Investor's
Registrable Securities, each transferee shall be allocated a pro rata portion of
the  then  remaining   number  of  Registrable   Securities   included  in  such
Registration Statement for such Investor. Any shares of Common Stock included in a Registration  Statement and which remain  allocated to any Person which ceases to  hold  any  Registrable  Securities  shall  be  allocated  to  the  remaining
Investors,  pro rata based on the number of Registrable  Securities then held by such Investors.

               d. LEGAL  COUNSEL.  Subject to  Section 5 hereof,  the  Investors holding a majority of the Registrable  Securities shall have the right to select one legal counsel to review and oversee as their  counsel any offering  pursuant
to this Section 2 ("LEGAL  COUNSEL"),  which shall be [                     ] as
their counsel or such other  counsel as is thereafter  designated by the holders of a majority  of the  Registrable  Securities.  The  Company  shall  reasonably cooperate with Legal Counsel in performing the Company's  obligations under this
Agreement.

               e.  INELIGIBILITY  FOR FORM S-3.  In the  event  that Form S-3 is unavailable  for any  registration  of  Registrable  Securities  hereunder,  the
Company  shall (i) register the sale of the  Registrable  Securities  on another appropriate form and (ii) file a Registration Statement on Form S-3 covering the resale of the  Registrable  Securities as soon as reasonably  practicable  after such form becomes  available  (but in no event later than ten (10) Business Days thereafter,  and use  its  best  efforts  to have  such  Registration  Statement declared effective by the SEC as soon as practicable  thereafter,  provided that the Company shall maintain the effectiveness of the Registration  Statement then in effect until such time as a  Registration  Statement on Form S-3 covering the
Registrable Securities has been declared effective by the SEC.

               f. SUFFICIENT NUMBER OF SHARES  REGISTERED.  If, on any date, the number of shares  available under the  Registration  Statement filed pursuant to
Section  2.a is  insufficient  to cover at least 110% of all of the  Registrable
Securities  issued or issuable  under the Notes and the Warrants,  respectively, assuming  for the purpose of  determining  such  number of issuable  Registrable
Securities  that  all of the  Notes  were  converted  in full  at the  Mandatory
Conversion  Price (as  defined in the Notes) in effect on such date and that all of the Warrants were exercised in full (without giving effect to any limitations on such  conversion or exercise that otherwise  apply),  the Company shall amend the Registration  Statement,  or file a new Registration Statement (on the short form available therefor, if applicable), or both, as soon as practicable, but in any event not later than fifteen (15) days after such date and if the Company is so  requested by the  Investors  (such date,  an  "ADDITIONAL  SCHEDULED  FILING
DATE"),  so that the Registration  Statement(s)  cover in the aggregate at least
150% of all of the Registrable Securities issued or issuable under the Notes and the Warrants, respectively, such number of issuable Registrable Securities to be determined  based on the  foregoing  assumptions.  The Company shall use it best efforts to cause such  amendment  and/or new  Registration  Statement  to become effective as soon as practicable  following the filing thereof,  but in no event later than sixty (60) days after the Additional Scheduled Filing Date (each such date, an "ADDITIONAL SCHEDULED EFFECTIVE DATE").

            3. RELATED OBLIGATIONS.

            Whenever an Investor has requested that any  Registrable  Securities be  registered  pursuant  to  Section  2.b or at  such  time as the  Company  is obligated to file a Registration  Statement with the SEC pursuant to Section 2.a or 2.f, the Company will use its best efforts to effect the  registration of the
Registrable  Securities in accordance  with the intended  method of  disposition thereof and, pursuant thereto, the Company shall have the following  obligations in addition to those under Sections 2.a and 2.f.

               a. The Company  shall not file any other  Registration  Statement with  respect to any of its  securities  between the date hereof and ninety (90)
days after the Actual Effective Date or any Additional  Actual Effective Date of
any  Registration  Statement  required to be filed hereunder  (provided that the
Company may file (i) a Registration  Statement on Form S-8 (or its equivalent at such time), (ii) a Registration Statement registering for resale securities held as of the date hereof by the  Company's  directors  or  executive  officers,  or holders who, as of the date of a proposed  registration,  beneficially own 5% or
more  of  the  Company's  common  stock,  or  (iii)  a  Registration   Statement
registering for resale shares underlying securities issued pursuant to a Private
Placement  Memorandum  dated June 6, 2003,  as  amended  or  supplemented).  The
Company  shall keep each of the  Registration  Statements  required  to be filed hereunder  effective  pursuant to Rule 415 at all times until the earlier of (i)
the date as of which the  Investors may sell all of the  Registrable  Securities pursuant  to  paragraph  (k) of Rule  144  promulgated  under  the  1933 Act (or successor  thereto)  ("RULE 144") or (ii) the date on which the Investors  shall
have  sold  all  of  the  Registrable   Securities   pursuant  to  an  effective
Registration  Statement or Rule 144 (the "REGISTRATION  PERIOD"),  each of which
Registration  Statements  (including any  amendments or supplements  thereto and prospectuses  contained  therein)  shall not contain any untrue  statement  of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" when used in the Section
3 shall mean,  among other  things,  that the Company  shall  submit to the SEC, within two business days after the Company learns that no review of a particular
Registration Statement or amendment thereto will be made by the staff of the SEC or that the staff has no further comments on the Registration  Statement, as the case may be, a request for acceleration of  effectiveness  of such  Registration
Statement  to a time and date not later than 48 hours  after the  submission  of such request.

               b.  The  Company  shall  prepare  and  file  with  the  SEC  such
amendments   (including   post-effective   amendments)   and  supplements  to  a
Registration   Statement  and  the  prospectus  used  in  connection  with  such
Registration  Statement,  which  prospectus is to be filed  pursuant to Rule 424 promulgated  under the 1933 Act, as may be necessary  to keep such  Registration
Statement  effective at all times during the  Registration  Period,  and, during such  period,  comply with the  provisions  of the 1933 Act with  respect to the disposition  of all  Registrable  Securities  of the  Company  covered  by  such
Registration  Statement  until such time as all of such  Registrable  Securities shall  have  been  disposed  of in  accordance  with  the  intended  methods  of disposition by the seller or sellers  thereof as set forth in such  Registration
Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this  Section  3.b by reason of the Company  filing a report on Form 10-K,  Form
10-Q or Form 8-K or any analogous  report under the  Securities  Exchange Act of
1934, as amended (the "1934 ACT"), if the  information  contained in such report is not incorporated by reference into such Registration Statement),  the Company shall file such amendments or supplements  with the SEC on the same day on which the 1934 Act report is filed which  created the  requirement  for the Company to amend or supplement the Registration Statement.

               c. The  Company  shall (a)  permit  Legal  Counsel  to review and comment upon (i) the Registration Statement at least seven (7) days prior to its filing  with  the  SEC  and  (ii)  all  other  Registration  Statements  and all amendments and supplements to all  Registration  Statements  within a reasonable number  of days  prior  to the  their  filing  with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects.  The Company shall not submit a request for  acceleration  of the  effectiveness  of a Registration
Statement or any amendment or supplement  thereto  without the prior approval of
Legal Counsel,  which approval shall not be unreasonably  withheld.  The Company shall furnish to Legal Counsel,  without charge, (i) any correspondence  between the SEC or the staff of the SEC and the Company or its representatives  relating to any  Registration  Statement,  (ii)  promptly  after the same is prepared and filed with the SEC, one copy of any Registration  Statement and any amendment(s)

thereto,   including   financial   statements  and   schedules,   all  documents
incorporated   therein  by  reference  and  all  exhibits  and  (iii)  upon  the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

               d. The Company shall furnish to each Investor  whose  Registrable
Securities  are included in any  Registration  Statement,  without  charge,  (i)
promptly after the same is prepared and filed with the SEC, at least one copy of such Registration  Statement and any amendment(s)  thereto,  including financial statements and schedules,  all documents incorporated therein by reference,  all exhibits and each  preliminary  prospectus,  (ii) upon the  effectiveness of any
Registration  Statement,  ten (10)  copies of the  prospectus  included  in such
Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may  reasonably  request) and (iii) such other documents,  including  copies of any  preliminary or final  prospectus,  as such
Investor may  reasonably  request from time to time in order to  facilitate  the disposition of the Registrable Securities owned by such Investor.

               e. The Company  shall (i)  register  and qualify the  Registrable
Securities  covered by a Registration  Statement under such other  securities or
"blue sky" laws of such  jurisdictions  in the United States as Legal Counsel or any Investor reasonably requests,  (ii) prepare and file in those jurisdictions, such amendments  (including  post-effective  amendments) and supplements to such
registrations   and   qualifications   as  may  be  necessary  to  maintain  the
effectiveness  thereof  during the  Registration  Period,  (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times  during  the  Registration  Period,  and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable  Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection  therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this  Section 3.e,  (y) subject  itself to general  taxation in any such jurisdiction,  or (z) file a general  consent  to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and each Investor who  holds  Registrable  Securities  of  the  receipt  by  the  Company  of  any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky"
laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

               f. In the event  Investors who hold a majority of the Registrable
Securities being offered in an underwritten offering select underwriters for the offering,  the Company  shall enter into and  perform its  obligations  under an
underwriting  agreement,  in  usual  and  customary  form,  including,   without
limitation,  customary  indemnification and contribution  obligations,  with the underwriters of such offering;  provided,  however,  that the Company shall have the right to consent to the selection of such underwriters,  which consent shall not be unreasonably withheld.

               g. As promptly as practicable after becoming aware of such event, the Company  shall  notify  Legal  Counsel  and each  Investor in writing of the happening  of any  event  as a result  of which  the  prospectus  included  in a
Registration  Statement,  as then in effect,  includes an untrue  statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  under which they were made,  not  misleading,  and promptly  prepare a  supplement  or amendment to such  Registration  Statement  to correct such untrue  statement or omission,  and deliver ten (10) copies of such  supplement or amendment to Legal

Counsel and each  Investor (or such other  number of copies as Legal  Counsel or such Investor may reasonably  request).  The Company shall also promptly  notify
Legal  Counsel  and  each  Investor  in  writing  (i) when a  prospectus  or any prospectus  supplement or  post-effective  amendment has been filed,  and when a
Registration  Statement or any  post-effective  amendment  has become  effective
(notification of such effectiveness shall be delivered to Legal Counsel and each
Investor by  facsimile  on the same day of such  effectiveness  and by overnight mail),  (ii) of any  request  by the  SEC for  amendments  or  supplements  to a
Registration  Statement or related prospectus or related information,  and (iii)
of the Company's reasonable  determination that a post-effective  amendment to a
Registration Statement would be appropriate.

               h. The Company shall use its best efforts to prevent the issuance of any  stop  order or  other  suspension  of  effectiveness  of a  Registration
Statement,  or the  suspension of the  qualification  of any of the  Registrable
Securities for sale in any  jurisdiction  and, if such an order or suspension is issued,  to obtain the  withdrawal  of such order or  suspension at the earliest possible  moment  and to  notify  Legal  Counsel  and each  Investor  who  holds
Registrable  Securities  being  sold  (and,  in  the  event  of an  underwritten offering,  the  managing  underwriters)  of the  issuance  of such order and the resolution  thereof or its receipt of actual notice of the  initiation or threat of any  proceeding for such purpose (such notice to be delivered by facsimile on the same day such notice of the  initiation or threat of such  proceeding,  such order or suspension is received by the Company and by overnight mail).

               i. At the request of any  Investor,  the Company shall furnish to such Investor,  on the date of the  effectiveness of the Registration  Statement and  thereafter  from time to time on such dates as an Investor  may  reasonably request (i) if required by an underwriter,  a letter,  dated such date, from the
Company's  independent  certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten  public  offering,  addressed to the  underwriters,  and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration  Statement,  in form, scope and substance as is customarily given in an underwritten public offering,  addressed to the underwriters and the
Investors.

               j. The Company  shall make  available  for  inspection by (i) any
Investor,  (ii)  Legal  Counsel,  (iii)  any  underwriter  participating  in any disposition pursuant to a Registration  Statement,  (iv) one firm of accountants or other agents retained by the Investors and (v) one firm of attorneys retained by such underwriters  (collectively,  the "INSPECTORS") all pertinent  financial and other  records,  and pertinent  corporate  documents  and  properties of the
Company (collectively,  the "RECORDS"),  as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers,  directors and employees to supply all  information  which any Inspector may reasonably  request;  provided, however,  that each Inspector shall hold in strict confidence and shall not make any  disclosure  (except  to an  Investor)  or  use  of  any  Records  or  other information which the Company  determines in good faith to be confidential,  and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a  misstatement  or omission in any Registration  Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final,  non-appealable subpoena or order from a court or government body of competent  jurisdiction,  or (c) the information  in such  Records has been made  generally  available  to the public other than by  disclosure  in violation of this or any other  agreement of which the Inspector has knowledge.  Each Investor agrees that it shall,  upon learning that disclosure of such Records is sought in or by a court or governmental  body of competent  jurisdiction  or through  other means,  give prompt  notice to the
Company and allow the Company, at its expense,  to undertake  appropriate action to prevent  disclosure  of, or to obtain a  protective  order for,  the  Records deemed confidential.

               k.  The  Company  shall  hold  in  confidence  and not  make  any disclosure of information  concerning an Investor provided to the Company unless
(i) disclosure of such  information is necessary to comply with federal or state securities  laws, (ii) the disclosure of such  information is necessary to avoid or correct a misstatement or omission in any Registration  Statement,  (iii) the release of such  information  is ordered  pursuant to a subpoena or other final,
non-appealable   order  from  a  court  or   governmental   body  of   competent
jurisdiction,  or (iv) such information has been made generally available to the public other than by  disclosure  in  violation  of this  Agreement or any other agreement.  The Company agrees that it shall,  upon learning that  disclosure of such  information  concerning  an  Investor  is  sought  in  or  by a  court  or governmental body of competent  jurisdiction or through other means, give prompt written  notice to such  Investor  and allow such  Investor,  at the  Investor's expense, to undertake  appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               l. The Company shall use its best efforts either,  at or prior to the effective date of a Registration  Statement or any amendment thereto, to (i)
cause all the Registrable  Securities covered by such Registration  Statement or amendment to be listed on each securities exchange or market on which securities of the same class or series  issued by the Company are then  listed,  if any, if the listing of such Registrable  Securities is then permitted under the rules of such  exchange or market,  or (ii) secure the  inclusion  for  quotation  on the over-the-counter  market on the electronic  bulletin board for such  Registrable
Securities and, without limiting the generality of the foregoing, to arrange for at least  two  market  makers  to  register  with the  National  Association  of
Securities  Dealers,  Inc.  ("NASD"),  as such with respect to such  Registrable
Securities.  The  Company  shall pay all fees and  expenses in  connection  with satisfying its obligation under this Section 3.l.

               m.  The  Company  shall  cooperate  with the  Investors  who hold
Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters,  to facilitate the timely  preparation and delivery
of  certificates   (not  bearing  any  restrictive   legend)   representing  the
Registrable  Securities to be offered  pursuant to a Registration  Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the  managing  underwriter  or  underwriters,  if any, or, if there is no managing  underwriter or underwriters,  the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

               n. The Company  shall  provide a transfer  agent and registrar of all such  Registrable  Securities  not  later  than the  effective  date of such
Registration Statement.

               o. If requested by the managing underwriter(s) in connection with an  underwritten  offering  or an  Investor  (whether  or  not  an  offering  is underwritten),  the Company shall:  (i) immediately  incorporate in a prospectus supplement or  post-effective  amendment such  information as, in the case of an underwritten  offer,  the managing  underwriters and the Investors agree, and in the case of any  other  type of  offering,  such  Investor  requests,  should be
included   therein   relating  to  the  sale  and  distribution  of  Registrable
Securities,  including,  without  limitation,  information  with  respect to the number of  Registrable  Securities  being sold to such  underwriters  or by such
Investor,  the purchase price being paid therefor by any such underwriter(s) and any other terms of the  underwritten  (including any best efforts  underwritten)
offering of the  Registrable  Securities to be sold in such offering;  (ii) make all required filings of such prospectus  supplement or post-effective  amendment as soon  as  notified  of the  matters  to be  incorporated  in such  prospectus supplement or post-effective  amendment; and (iii) supplement or make amendments to any Registration Statement.

               p.  The  Company   shall  use  its  best  efforts  to  cause  the
Registrable  Securities covered by the applicable  Registration  Statement to be registered with or approved by such other  governmental  agencies or authorities
as  may  be  necessary  to  consummate  the  disposition  of  such   Registrable
Securities.

               q. The Company  shall make  generally  available  to its security holders as soon as practical,  but not later than 90 days after the close of the period  covered  thereby,  an earnings  statement  (in form  complying  with the provisions  of Rule 158 under  the 1933  Act)  covering  a  twelve-month  period beginning  not later than the first day of the  Company's  fiscal  quarter  next following the effective date of the Registration Statement.

               r. The Company  shall  otherwise  use its best  efforts to comply with all  applicable  rules and  regulations  of the SEC in connection  with any registration hereunder.

               s. Within two (2) business  days after a  Registration  Statement which covers applicable  Registrable Securities is ordered effective by the SEC, the Company  shall  deliver,  and shall  cause legal  counsel for the Company to deliver,  to the transfer agent for such Registrable  Securities (with copies to the Investors  whose  Registrable  Securities are included in such  Registration
Statement)  confirmation  that such  Registration  Statement  has been  declared effective by the SEC in the form attached hereto as Exhibit A.

               t. The Company shall take all other reasonable  actions necessary
to  expedite  and  facilitate   disposition  by  the  Investors  of  Registrable
Securities pursuant to a Registration Statement.

               u.  Notwithstanding  anything to the  contrary in Section 3.g, at any time after the  Registration  Statement  has been  declared  effective,  the
Company may delay the disclosure of material,  non-public information concerning the  Company  the  disclosure  of which at the  time is not,  in the good  faith opinion of the Board of Directors  of the Company and its  counsel,  in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE  PERIOD");  provided,  that the Company  shall  promptly  (i)
notify the  Investors  in  writing  of the  existence  of  material,  non-public information  giving rise to a Grace Period (without  disclosing such information to an Investor  unless  requested in writing by such  Investor to do so) and the date on which the Grace  Period will begin,  and (ii)  notify the  Investors  in writing of the date on which the Grace Period ends; and, provided further,  that during any consecutive 365-day period,  there shall be only three Grace Periods, any such Grace Period not to exceed 15 consecutive days in the aggregate and all
Grace Periods  combined not to exceed 30 days in the  aggregate  (an  "ALLOWABLE
GRACE PERIOD").  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the  Investors  receive the notice referred to in clause (i) above and shall end on and include the date the
Investors  receive the notice referred to in clause (ii) above.  Upon expiration of the  Allowable  Grace  Period,  the Company shall again be bound by the first sentence of Section 3.g with  respect to the  information  giving rise  thereto.
Notwithstanding  anything to the contrary  contained  herein,  the Investors may convert  some or all of the Note or  exercise  all or any  part of the  Warrants during a Grace Period.

               v. Each of the following  events shall constitute a "REGISTRATION
DEFAULT" for purposes of this Agreement:

               (i) the Company's failure to file a Registration Statement by the applicable Scheduled Filing Date or Additional Scheduled Filing Date thereof, as appropriate, or in accordance with subsection 2(e) above, if applicable;

               (ii) the  SEC's  failure  to  declare  a  Registration  Statement effective on or before the  applicable  Scheduled  Effective  Date or Additional
Scheduled  Effective Date thereof,  as appropriate,  except where the failure to meet such deadline is the result solely of actions by the holders of Registrable
Securities;

               (iii)  the  Company's  failure  to  request  acceleration  of the effectiveness of a Registration Statement within two (2) business days after the
SEC has notified the Company  that it may file such an  acceleration  request as required by Section 3.a hereof,  except where the failure to meet such  deadline is a result solely of actions by the holders of Registrable Securities;

               (iv) the Investors' inability to sell all Registrable  Securities pursuant to an effective Registration Statement (whether because of a failure to keep the Registration  Statement  effective,  to disclose such information as is necessary  for  sales to be made  pursuant  to the  Registration  Statement,  to register  sufficient  shares of Common Stock or  otherwise),  except  during any
Allowable Grace Period; or

               (v) the  aggregate  number  of days  included  in a Grace  Period exceed the Allowable Grace Period.

Upon the  occurrence of a  Registration  Default,  the Company shall pay to each
Investor an amount  determined in accordance with the following formula for each
30-day period during which such Registration Default continues:

            2% x P x N for all Registration Defaults

            where

            P =   the average closing sale price of the Common Stock for the applicable 30 days; and

                                       10

            N =   the number of Registrable  Securities issued or issuable under such  Investor's Note and Warrant,  respectively,  on the last day of the applicable 30-day period assuming,  for the purpose of determining the number of issuable Registrable  Securities, that  such  Note  was  converted  in  full  at  the  Mandatory
                  Conversion  Price (as  defined in the Notes) in effect on such day and that the Warrant was exercised in full (without giving effect to any  limitations on such conversion or exercise that otherwise apply).

If a  Registration  Default  is cured  before  the end of a 30-day  period,  the applicable formula shall be pro-rated. The Company shall pay such amount in cash on  demand by an  Investor  made at any time  during  the  continuance  or after termination of such Registration  Default. If the Company does not remit payment of the  amount  due to such  Investor,  the  Company  will  pay  the  Investor's reasonable costs of collection,  including  attorneys' fees. An Investor's right to demand such  payment  shall be in  addition  to any other  rights it may have under this Agreement, the Purchase Agreement or otherwise.

            4. OBLIGATIONS OF THE INVESTORS.

               a.  At  least  seven  (7)  business   days  prior  to  the  first
anticipated  filing date of a Registration  Statement,  the Company shall notify each Investor in writing of the information the Company  requires from each such
Investor  if such  Investor  elects to have any of such  Investor's  Registrable
Securities  included  in such  Registration  Statement.  It shall be a condition precedent  to the  obligations  of the  Company  to  complete  the  registration pursuant to this  Agreement  with  respect to the  Registrable  Securities  of a particular  Investor  that such  Investor  shall  furnish  to the  Company  such information  regarding  itself,  the  Registrable  Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such  documents in connection  with such  registration  as the
Company may reasonably request.

               b. Each Investor by such Investor's acceptance of the Registrable
Securities  agrees to cooperate with the Company as reasonably  requested by the
Company  in  connection  with the  preparation  and  filing of any  Registration
Statement hereunder, unless such Investor has notified the Company in writing of
such  Investor's  election  to  exclude  all  of  such  Investor's   Registrable
Securities from such Registration Statement.

               c.  In  the  event  any  Investor  elects  to  participate  in an underwritten  public offering pursuant to Section 2.b, each such Investor agrees to enter into and perform  such  Investor's  obligations  under an  underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution  obligations,  with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

               d. Each Investor agrees that, upon receipt of any notice from the
Company of the  happening  of any event of the kind  described in Section 3.h or the first  sentence of Section 3.g, such Investor will  immediately  discontinue disposition of Registrable Securities pursuant to any Registration  Statement(s)
covering such Registrable Securities until such Investor's receipt of the copies

                                       11

of the  supplemented  or amended  prospectus  contemplated by Section 3.h or the first sentence of Section 3.g.

               e. Each  Investor  agrees not to take any action that causes such
Investor to become a broker-dealer  that is required to be registered  under the
1934 Act or to effect any change to such  Investor's  status that would preclude the Company from using Form S-3 for the Registration Statement.

            5. EXPENSES OF REGISTRATION.

               All reasonable expenses (other than expenses incurred pursuant to
Section 3.j(iv) and (v) and underwriting  discounts and commissions) incurred in connection with registrations,  filings or qualifications pursuant to Sections 2
and  3,  including,   without   limitation,   all   registration,   listing  and
qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and reasonable fees and  disbursements of Legal Counsel, shall be paid by the Company;  provided, however that any such expenses of Legal
Counsel  shall be included  in and  subject to the cap on expenses  set forth in
Section 13.8 of the Purchase Agreement.

            6. INDEMNIFICATION.

               In  the  event  any  Registrable  Securities  are  included  in a
Registration Statement under this Agreement:

               a. To the fullest extent  permitted by law, the Company will, and hereby does,  indemnify,  hold  harmless and defend each Investor who holds such
Registrable Securities, the directors,  officers,  partners,  employees, agents, representatives  of, and each Person,  if any, who controls any Investor  within the  meaning of the 1933 Act or the 1934 Act (each,  an  "INDEMNIFIED  PERSON"), against any losses, claims, damages,  liabilities,  judgments, fines, penalties, charges, costs,  attorneys' fees, amounts paid in settlement or expenses,  joint or several,  (collectively,  "CLAIMS")  incurred in investigating,  preparing or defending any action, claim, suit, inquiry, proceeding,  investigation or appeal taken from the foregoing by or before any court or governmental,  administrative or other  regulatory  agency or body or the SEC,  whether pending or threatened, whether or not an indemnified  party is or may be a party thereto  ("INDEMNIFIED
DAMAGES"),  to which any of them may become  subject  insofar as such Claims (or actions or proceedings,  whether  commenced or threatened,  in respect  thereof)
arise out of or are based  upon:  (i) any untrue  statement  or  alleged  untrue statement of a material fact in a Registration  Statement or any  post-effective amendment  thereto or in any filing made in connection with the qualification of the offering under the  securities or other "blue sky" laws of any  jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged  omission to state a material fact  required to be stated  therein or necessary  to make the  statements  therein  not  misleading,  (ii)  any  untrue statement  or alleged  untrue  statement  of a material  fact  contained  in any preliminary  prospectus if used prior to the effective date of such Registration
Statement, or contained in the final prospectus (as amended or supplemented,  if the Company files any amendment  thereof or supplement  thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein,  in light of the circumstances under which the statements  therein were made,  not  misleading,  (iii) any violation or alleged

                                       12

violation  by the  Company  of the  1933  Act,  the 1934  Act,  any  other  law, including,  without  limitation,  any  state  securities  law,  or any  rule  or regulation  thereunder  relating  to  the  offer  or  sale  of  the  Registrable
Securities  pursuant to a Registration  Statement or (iv) any material violation of this Agreement (the matters in the foregoing  clauses (i) through (iv) being, collectively, "VIOLATIONS").

               The  Company   shall   reimburse  the  Investors  and  each  such
underwriter  or controlling  person,  promptly as such expenses are incurred and are due and payable, for any legal fees or reasonable other expenses incurred by them in connection with investigating or defending any such Claim.

               Notwithstanding  anything to the contrary  contained herein,  the indemnification  agreement contained in this Section 6.a: (i) shall not apply to a Claim by an Indemnified  Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information  furnished in writing to the Company by such  Indemnified  Person or underwriter for such  Indemnified
Person  expressly for use in connection with the preparation of the Registration
Statement  or  any  such  amendment  thereof  or  supplement  thereto,  if  such prospectus  was timely made  available  by the Company  pursuant to Section 3.d;
(ii) with respect to any preliminary prospectus,  shall not inure to the benefit of any such person from whom the person  asserting any such Claim  purchased the
Registrable  Securities  that are the subject  thereof (or to the benefit of any person  controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or  supplemented,  if such  prospectus was timely made available by the Company  pursuant to Section  3.d, and the  Indemnified  Person was promptly advised in writing not to use the incorrect  prospectus  prior to the use giving rise to a violation and such Indemnified  Person,  notwithstanding  such advice, used it; and (iii) shall not be available to the extent such Claim is based on a failure of the  Indemnified  Person to deliver or to cause to be  delivered  the prospectus  made  available by the Company,  if such  prospectus was timely made available by the Company pursuant to Section 3.d and such Indemnified Person had an obligation under applicable law to deliver such prospectus,  as determined by a court of competent jurisdiction. Such indemnity shall remain in full force and effect regardless of any  investigation  made by or on behalf of any Indemnified
Person and shall  survive the  transfer  of the  Registrable  Securities  by the
Investors pursuant to Section 9 of this Agreement.

               b. In  connection  with any  Registration  Statement  in which an
Investor  is  participating,  each such  Investor  agrees to  severally  and not jointly indemnify,  hold harmless and defend, to the fullest extent permitted by law,  the  Company,  each of its  directors,  each of its officers who signs the
Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"),  against any Claim or Indemnified Damages to which any of them may become subject,  under the 1933 Act, the 1934 Act or  otherwise,  insofar as such Claim or  Indemnified
Damages  arise  out of or are  based  upon any  Violation,  in each  case to the extent, and only to the extent,  that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration  Statement;  and, subject to  Section  6.d,  such  Investor  will  reimburse  any legal or other  expenses reasonably  incurred by them in connection with  investigating  or defending any such Claim;  provided,  however,  that the indemnity agreement contained in this

                                       13

Section 6.b and the agreement with respect to contribution  contained in Section
7 shall not apply to amounts paid in settlement of any Claim if such  settlement is effected  without the prior written  consent of such Investor,  which consent shall  not be  unreasonably  withheld;  provided,  further,  however,  that  the
Investor  shall be liable under this Section 6.b for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result  of the sale of  Registrable  Securities  pursuant  to such  Registration
Statement.  Such indemnity  shall remain in full force and effect  regardless of any  investigation  made by or on  behalf  of such  Indemnified  Party and shall survive the transfer of the Registrable  Securities by the Investors pursuant to
Section 9.  Notwithstanding  anything  to the  contrary  contained  herein,  the indemnification  agreement  contained  in this  Section 6.b with  respect to any preliminary  prospectus shall not inure to the benefit of any Indemnified  Party if  the  untrue  statement  or  omission  of  material  fact  contained  in  the preliminary  prospectus  was corrected on a timely basis in the  prospectus  and such  prospectus  was  provided to  Investors  as  required,  as then amended or supplemented.

               c. The  Company  and each  Investor  shall be entitled to receive indemnities  from  underwriters,  selling  brokers,  dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above,  with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

               d. Promptly after receipt by an Indemnified Person or Indemnified
Party  under  this  Section  6 of notice of the  commencement  of any  action or proceeding  (including any governmental action or proceeding) involving a Claim, such  Indemnified  Person or  Indemnified  Party  shall,  if a Claim in  respect thereof is to be made  against  any  indemnifying  party  under this  Section 6, deliver to the indemnifying party a written notice of the commencement  thereof, and the  indemnifying  party shall have the right to participate in, and, to the extent the indemnifying  party so desires,  jointly with any other  indemnifying party similarly  noticed,  to assume control of the defense thereof with counsel mutually  satisfactory to the indemnifying  party and the Indemnified  Person or the  Indemnified  Party,  as  the  case  may  be;  provided,  however,  that  an
Indemnified  Person or Indemnified  Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying  party, if, in the  reasonable  opinion of counsel  retained  by the  indemnifying  party,  the representation  by such counsel of the Indemnified  Person or Indemnified  Party and the  indemnifying  party would be  inappropriate  due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party  represented by such counsel in such  proceeding.  The Company shall pay reasonable  fees for only one separate legal counsel for the Investors,  and such legal counsel shall be selected by the Investors  holding a majority of the issued or issuable Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified  Party or Indemnified  Person shall cooperate fully with the  indemnifying  party in connection with any negotiation or  defense  of any such  action  or claim by the  indemnifying  party and shall furnish to the indemnifying  party all information  reasonably  available to the
Indemnified  Party or Indemnified  Person which relates to such action or claim.
The indemnifying  party shall keep the Indemnified  Party or Indemnified  Person fully  apprised at all times as to the status of the  defense or any  settlement negotiations with respect thereto. No indemnifying party shall be liable for any

                                       14

settlement  of any  action,  claim or  proceeding  effected  without its written consent;  provided,  however, that the indemnifying party shall not unreasonably withhold,  delay or condition its consent. No indemnifying party shall,  without the consent of the Indemnified Party or Indemnified Person,  consent to entry of any judgment or enter into any  settlement  or other  compromise  which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified  Person of a release from all liability in respect to such claim or litigation.  Following  indemnification  as provided for hereunder,  the indemnifying  party shall be subrogated to all rights of the
Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations  relating to the matter for which indemnification has been made.
The  failure  to  deliver  written  notice to the  indemnifying  party  within a reasonable  time of the  commencement  of any such action shall not relieve such indemnifying  party of any liability to the  Indemnified  Person or  Indemnified
Party under this Section 6, except to the extent that the indemnifying  party is prejudiced in its ability to defend such action.

               e. The indemnity agreements contained herein shall be in addition to (i) any  cause  of  action  or  similar  right  of the  Indemnified  Party or
Indemnified  Person  against  the  indemnifying  party or  others,  and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

            7. CONTRIBUTION.

               To the extent any  indemnification  by an  indemnifying  party is prohibited or limited by law, the indemnifying  party agrees to make the maximum contribution  with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable  Securities guilty of fraudulent  misrepresentation
(within  the  meaning of Section  11(f) of the 1933 Act)  shall be  entitled  to contribution  from any seller of  Registrable  Securities  who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable
Securities shall be limited in amount to the net amount of proceeds  received by such seller from the sale of such Registrable Securities.

            8. REPORTS UNDER THE 1934 ACT.

               With a view to making  available to the Investors the benefits of
Rule 144 , during the Registration Period, the Company agrees to:

               a. make and keep public information available, as those terms are understood and defined in Rule 144;

               b. file with the SEC in a timely  manner  all  reports  and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such  requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

               c.  furnish  to each  Investor  so long  as  such  Investor  owns
Registrable  Securities,  promptly upon request,  (i) a written statement by the
Company that it has complied  with the reporting  requirements  of Rule 144, the
1933 Act and the 1934 Act,  (ii) a copy of the most recent  annual or  quarterly report of the  Company  and such other  reports  and  documents  so filed by the

                                       15

Company,  and (iii) such other  information  as may be  reasonably  requested to permit  the  Investors  to sell such  securities  pursuant  to Rule 144  without registration.

            9. ASSIGNMENT OF REGISTRATION RIGHTS.

               The rights under this Agreement shall be automatically assignable by the  Investors  to any  transferee  of all  or  any  portion  of  Registrable
Securities  if:  (i) the  Investor  agrees in  writing  with the  transferee  or assignee to assign such rights, and a copy of such agreement is furnished to the
Company  within a reasonable  time after such  assignment;  (ii) the Company is, within a  reasonable  time after such  transfer or  assignment,  furnished  with written notice of (a) the name and address of such  transferee or assignee,  and
(b) the  securities  with  respect to which such  registration  rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further  disposition  of such  securities  by the  transferee or assignee is restricted  under the 1933 Act and applicable  state securities laws; (iv) at or before the time the Company  receives the written notice  contemplated by clause
(ii) of this sentence the  transferee or assignee  agrees in writing to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

            10. AMENDMENT OF REGISTRATION RIGHTS.

               Provisions of this  Agreement  may be amended and the  observance thereof may be waived (either  generally or in a particular  instance and either retroactively  or  prospectively),  only with the written consent of the Company and  Investors  who then hold or have the right to  acquire  a  majority  of the
Registrable Securities. Any amendment or waiver effected in accordance with this
Section  10 shall  be  binding  upon  each  Investor  and the  Company.  No such amendment  shall be  effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any  Person  to amend or  consent  to a waiver  or  modification  of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

            11. MISCELLANEOUS.

               a. A Person is deemed  to be a holder of  Registrable  Securities whenever  such  Person  owns or is  deemed  to own of  record  such  Registrable
Securities.  If  the  Company  receives  conflicting  instructions,  notices  or elections  from  two or  more  Persons  with  respect  to the  same  Registrable
Securities,  the  Company  shall act upon the basis of  instructions,  notice or election received from the registered owner of such Registrable Securities.

               b.  Any  notices,   consents,  waivers  or  other  communications
required or permitted to be given under the terms of this  Agreement  must be in writing  and will be deemed  to have  been  delivered:  (i) upon  receipt,  when delivered  personally;  (ii)  upon  receipt,  when sent by  facsimile  (provided confirmation of transmission  is  mechanically or  electronically  generated and kept on file by the sending party); or (iii) one business day after deposit with a  nationally  recognized  overnight  delivery  service,  in each case  properly addressed to the party to receive the same. The addresses and facsimile  numbers for such communications shall be:

                                       16

                If to the Company:

                      Datatec Systems, Inc.
                      23 Madison Road
                      Fairfield, New Jersey 07004
                      Attention:  Mark Hirschhorn
                      Telephone: (973) 808-4000
                      Facsimile:  (973) 890-2888

                With a copy to:

                      Olshan Grundman Frome Rosenzweig & Wolosky LLP
                      505 Park Avenue
                      New York, New York 10022
                      Attention:  Robert H. Friedman
                      Telephone: (212) 755-7200
                      Facsimile:  (212) 755-1467

If to an Investor,  to its address and facsimile  number on the signature  pages attached hereto, with copies to such Investor's  representatives as set forth on the signature pages or to such other address and/or  facsimile  number and/or to the  attention  of such other  person as the  recipient  party has  specified by written  notice  given  to each  other  party at least  five  days  prior to the effectiveness of such change.  Written  confirmation of receipt (A) given by the
recipient  of  such  notice,  consent,   waiver  or  other  communication,   (B)
mechanically  generated by the sender's  facsimile machine  containing the time, date,  recipient  facsimile  number  and an  image of such  transmission  or (C)
provided by a courier or overnight courier service shall be rebuttable  evidence of personal service,  overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

               c.  Failure of any party to  exercise  any right or remedy  under this  Agreement or otherwise,  or delay by a party in  exercising  such right or remedy, shall not operate as a waiver thereof.

               d.  All  questions   concerning   the   construction,   validity,
enforcement  and  interpretation  of this  Agreement  shall be  governed  by the internal laws of the State of New York,  without  giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any  jurisdictions  other than the State of New York.  Each party hereby irrevocably  submits to the non-exclusive  jurisdiction of the state and federal courts  sitting  in  the  City  of New  York,  borough  of  Manhattan,  for  the adjudication  of any dispute  hereunder  or in  connection  herewith or with any transaction  contemplated  hereby or discussed  herein,  and hereby  irrevocably waives,  and agrees not to assert in any suit,  action or proceeding,  any claim that it is not personally  subject to the  jurisdiction of any such court,  that such suit, action or proceeding is brought in an inconvenient  forum or that the venue of such  suit,  action  or  proceeding  is  improper.  Each  party  hereby irrevocably  waives  personal  service of process and consents to process  being served in any such suit,  action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that

                                       17

such service shall constitute good and sufficient  service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve  process in any  manner  permitted  by law.  If any  provision  of this
Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or  unenforceability  shall not affect the  validity  or  enforceability  of the
remainder  of  this   Agreement  in  that   jurisdiction   or  the  validity  or
enforceability  of any  provision of this  Agreement in any other  jurisdiction.
EACH PARTY HEREBY  IRREVOCABLY  WAIVES ANY RIGHT IT MAY HAVE,  AND AGREES NOT TO
REQUEST,  A JURY  TRIAL FOR THE  ADJUDICATION  OF ANY  DISPUTE  HEREUNDER  OR IN
CONNECTION  HEREWITH  OR  ARISING  OUT OF  THIS  AGREEMENT  OR  ANY  TRANSACTION
CONTEMPLATED HEREBY.

               e. This  Agreement,  the Notes,  the Purchase  Agreement  and the
other  Transaction  Documents (and the exhibits  thereto)  constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions,  promises, warranties or undertakings, other than  those  set  forth or  referred  to  herein  and  therein.  This  Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

               f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

               g.  The  headings  in  this  Agreement  are  for  convenience  of reference only and shall not limit or otherwise affect the meaning hereof.

               h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall  constitute  one and the same agreement.  This Agreement,  once executed by a party, may be delivered to the other party hereto by facsimile  transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               i.  Each  party  shall  do and  perform,  or cause to be done and performed,  all such further acts and things,  and shall execute and deliver all such other  agreements,  certificates,  instruments and documents,  as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               j. The language used in this  Agreement  will be deemed to be the language  chosen by the parties to express  their mutual  intent and no rules of strict construction will be applied against any party.

               k. This  Agreement  is  intended  for the  benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                       18

                              IN WITNESS  WHEREOF,  the parties have caused this
                              Registration  Rights Agreement to be duly executed
                              as of day and year first above written.

                              COMPANY:

                              DATATEC SYSTEMS, INC.

                              By: ______________________________________________
                              Name:_____________________________________________
                              Title: ___________________________________________

                              INVESTORS:

                              By: ______________________________________________
                              Name:_____________________________________________

                              Address:

                              By: ______________________________________________
                              Name:_____________________________________________

                              Address:

                              By: ______________________________________________
                              Name:_____________________________________________

                              Address:

                                       19

                              By: ______________________________________________
                              Name:_____________________________________________

                              Address:

                              By: ______________________________________________
                              Name:_____________________________________________

                              Address:

                              By: ______________________________________________
                              Name:_____________________________________________

                              Address:

                              With a copy to:

                                       20

                                                                       Exhibit A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

            Attn:

                      Re:  DATATEC SYSTEMS, INC.
                           --------------------

Ladies and Gentlemen:

            We are counsel to Datatec Systems, Inc., a Delaware corporation (the
"COMPANY"), which has entered into that certain subordinated Secured Convertible
Notes and Warrants  Purchase  Agreement (the "PURCHASE  AGREEMENT") by and among the  Company and the  Investors  named  therein  (collectively,  the  "HOLDERS")
pursuant to which the  Company  issued to the Holders  Notes,  convertible  into shares of its common stock, $0.001 par value per share (the "COMMON STOCK"), and
Warrants to purchase  Common  Stock.  Pursuant to the  Purchase  Agreement,  the
Company also has entered into a Registration  Rights  Agreement with the Holders
(the  "REGISTRATION  RIGHTS  AGREEMENT")  pursuant to which the Company  agreed, among other things,  to register the  Registrable  Securities (as defined in the
Registration Rights Agreement) under the Securities Act of 1933, as amended (the
"1933 ACT"). In connection with the Company's obligations under the Registration
Rights  Agreement,  on ____________  ___, 2003, the Company filed a Registration
Statement  on  Form  S-1  (File  No.   333-_____________)   (the   "REGISTRATION
STATEMENT") with the Securities and Exchange  Commission (the "SEC") relating to the  Registrable  Securities  which  names  each  of the  Holders  as a  selling stockholder thereunder.

            In connection with the foregoing, we advise you that a member of the
SEC's  staff has  advised  us by  telephone  that the SEC has  entered  an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME
OF  EFFECTIVENESS]  on [ENTER DATE OF  EFFECTIVENESS]  and we have no knowledge, after  telephonic  inquiry of a member of the SEC's  staff,  that any stop order suspending its  effectiveness  has been issued or that any  proceedings for that purpose  are  pending  before,  or  threatened  by, the SEC and the  Registrable
Securities  are  available  for  resale  under  the  1933  Act  pursuant  to the
Registration Statement.

                                        Very truly yours,

                                        [ISSUER'S COUNSEL]

                                        By:_____________________________

cc:    [LIST NAMES OF HOLDERS]

                                       21